REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

                                                                   EXHIBIT 10.10

   THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN
              CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS
                   EXHIBIT HAS BEEN FILED WITH THE COMMISSION.

                     Contract Change Notice Amendment No. 2
                                       to
                         TRW/RFMD Wafer Supply Agreement
                               Agreement No. 66710

         THIS AMENDMENT ("Amendment") is made and entered into and between RF Micro Devices, Inc. ("Buyer") and TRW Inc., by and through its Space and Electronics Group, a corporation organized and existing under the laws of Ohio, having offices at Redondo Beach, California, USA ("TRW").

         WHEREAS, Buyer and TRW entered into Agreement No. 66710 ("Agreement") with an effective date of 6 June 1996;

         WHEREAS, Buyer and TRW to desire to amend the Agreement in order to: allow Buyer to purchase processed, diced 3" HBT wafers containing Buyer MMIC designs at *****, commit Buyer to a minimum quantity of wafer starts (and to purchase all wafers resulting from such wafer starts) through the year 2000, establish MBE epitaxial wafer minimum quantity purchase commitment and price and to offer ***** for wafers containing TRW MMIC designs.

         NOW, THEREFORE, the parties agree to amend the Agreement as follows:

         Exhibit 1B, Price, Minimum Annual Quantities and Site, as included as part of the original agreement is deleted and replaced with Exhibit 1B - Revision 1 (copy attached).

         The above changes constitute Contract Change Notice Amendment No. 2 to the Agreement. Except as expressly provided hereinabove all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

Buyer                               TRW Inc.
                                    Space and Electronics Group


By:      /s/  David A. Norbury      By:      /s/  David B. Vandervoet
         ---------------------               --------------------------------
Name:    David A. Norbury           Name:    David B. Vandervoet
Title:   President & CEO            Title:   Vice President & General Manager
         RF Micro Devices, Inc.              Electronics Systems &
                                             Technology Division

Date:    12/24/97                   Date:    12/19/97

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

                             EXHIBIT 1B - Revision 1

                    PRICE, MINIMUM ANNUAL QUANTITIES AND SITE

A.       PRICE

         All prices are subject to adjustment as provided in Section 4.9 (Gain Sharing provision). Price is on a per wafer basis.


       Product                     CY 1997     CY 1998     CY 1999     CY 2000
       -------                     -------     -------     -------     -------
1.     3" Processed HBT wafers     *****       *****       *****       *****
       (RFMD Designs)

2.     3" Processed HBT wafers
       (TRW DAMP Designs)
       Quantity 1-19               *****       *****       *****       *****
       Quantity 20-39              *****       *****       *****       *****
       Quantity 40-79              *****       *****       *****       *****
       Quantity 80-100+            *****       *****       *****       *****

3.     4" MBE epitaxial wafers     *****       *****       *****       *****

         Note: *****

         Note: Items 4&5 have been identified in contract Change Amendment #1.


B.       ANNUAL QUANTITIES REQUIREMENT



       Product                  CY 1998    CY 1999   CY 2000
       -------                  -------    -------   -------
1.     3" processed HBT wafers  *****      *****     *****     Minimum yearly
       that start processing                                   wafer starts to
                                                               (RFMD Designs) be
                                                               ordered by RFMD

2.     4" GaAs epitaxial wafers *****      *****     *****     Min. purchase
       (MBE)                    *****      *****     *****     Qty. Forecast

         Note:    *****

         Note: Buyer shall be required to purchase all wafers manufactured resulting from orders placed in fulfillment of annual quantity requirements, provided however that the wafers met the appropriate PCM specifications.

         Note: Minimum MBE deliveries in 1998 are subject to first meeting the three (3) inch processed wafer requirements; this stipulation will be reassessed and may be modified by mutual consent in May 1998.

C.       SITE: RF Micro Devices, Inc., 7625 Thorndike Road, Greensboro, NC 27409